Exhibit 32.1

CERTIFICATION PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of LocatePLUS Holdings Corporation (the “Company”) for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), the undersigned, Geoffrey Lee, Interim Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Geoffrey Lee
Dated: November 13, 2009	Geoffrey Lee
Interim Chief Executive Officer
(Principal Executive Officer)